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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 2, 2002

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-692	46-0172280
(Commission File Number)	(IRS Employer Identification Number)

125 South Dakota Avenue
Sioux Falls, South Dakota 57104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (605) 978-2908

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On October 2, 2002, NorthWestern Corporation ("NorthWestern") agreed to sell 10,000,000 shares of its common stock in an underwritten public offering pursuant to an underwriting agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, as Representative of the Underwriters named in the Underwriting Agreement. Northwestern also granted to the underwriters an option to purchase up to 1,500,000 additional shares of its common stock to cover over-allotments. The sale of the 10,000,000 shares of common stock closed on October 8, 2002. The proceeds of the offering were used to repay portions of the amounts outstanding under NorthWestern's revolving credit facility. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Exhibit Title
1.1*	Underwriting Agreement, dated October 2, 2002

*
Filed herewith

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

NORTHWESTERN CORPORATION (Registrant)
Dated: October 8, 2002	By:	/s/ KIPP D. ORME Name: Kipp D. Orme Title: Vice-President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
1.1*	Underwriting Agreement, dated October 2, 2002

*
Filed herewith

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SIGNATURE
INDEX TO EXHIBITS